                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               December 15, 1994

                          Commission File No. 1-4087


                           Ply Gem Industries, Inc.
          ----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                   1-4087                    11-1727150
     ---------------        ---------------------       -------------------
     (State or other        (Commission File No.)       (IRS Employer
     jurisdiction of                                    Identification No.)
     incorporation)

                  777 Third Avenue, New York, New York 10017
                  ------------------------------------------
                   (Address of Principal Executive Offices)

                Registrant's Telephone Number:   (212) 832-1550
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Items 1 - 4.  Not Applicable.
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Item 5.   Other Events.
          ------------

          On December 15, 1994, the Registrant and certain of its wholly-owned Subsidiaries entered into a Receivables Purchase Agreement with Receivables Capital Corporation, as Purchaser, and Bank of America National Trust and Savings Association, as Agent.

Item 6.   Not Applicable.
          --------------

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (c)  Exhibits.

               10.1 Receivables Purchase Agreement dated as of December 15, 1994 among PGI Investments, Inc., as Seller, Ply Gem Industries, Inc. and certain of its subsidiaries, as Originators, and Receivables Capital Corporation, as Purchaser, and Bank of America National Trust and Savings Association, as Agent.

Item 8.   Not Applicable.
          --------------

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 6, 1994

                                            PLY GEM INDUSTRIES, INC.


                                        By: /s/ Herbert P. Dooskin
                                            --------------------------
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                                 EXHIBIT INDEX

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 EXHIBIT                                                                   PAGE
 NUMBER                            DESCRIPTION                             NO.
 -------                           -----------                             ----
  10.1 Receivables Purchase Agreement dated as of December 15, 1994 among PGI Investments, Inc., as Seller, Ply Gem Industries,
          Inc. and certain of its subsidiaries, as Originators, and Receivables Capital Corporation, as Purchaser, and Bank of
          America National Trust and Savings Association, as Agent.

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